Exhibit 32.1
Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with Starwood Property Trust, Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the period ended September 30, 2021 (the “Report”), I, Barry S. Sternlicht, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2021	/s/ BARRY S. STERNLICHT
Barry S. Sternlicht
Chief Executive Officer